UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2004

ARVINMERITOR, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File No.)	Identification No.)

2135 West Maple Road
Troy, Michigan
(Address of principal executive offices)

48084-7186
(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01      Entry into a Material Definitive Agreement

         On December 7, 2004, the Compensation and Management Development Committee of ArvinMeritor, Inc. (“ArvinMeritor”) amended the 1997 Long-Term Incentives Plan (“Plan”) and approved a form of Performance Share Agreement with respect to awards of performance shares under the amended Plan. The primary purpose of the amendment was to expand the types of equity awards that can be made under the Plan to include restricted share units and performance shares.

Item 9.01      Financial Statements and Exhibits

(c) Exhibits

10 – a – 1997 Long-Term Incentives Plan as amended and restated.
10 – b – Form of Performance Share Agreement under the 1997 Long-Term Incentives Plan.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.

By: /s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President and General Counsel

Date: December 7, 2004

EXHIBIT INDEX

Exhibit No.	Description

10 - a	1997 Long-Term Incentives Plan as amended and restated.
10 - b	Form of Performance Share Agreement under the 1997 Long-Term Incentives Plan.